Exhibit 99.1
FOR IMMEDIATE RELEASE

Contacts:
Gina Sorice	Tom Barth
Media Relations	Investor Relations
Akamai Technologies	Akamai Technologies
646-320-4107	617-274-7130
gsorice@akamai.com	tbarth@akamai.com

AKAMAI REPORTS THIRD QUARTER 2020 FINANCIAL RESULTS

Third quarter revenue of $793 million, up 12% year-over-year and up 11% when adjusted for foreign exchange*

Cloud Security Solutions revenue grew 23% year-over-year and when adjusted for foreign exchange*

GAAP EPS of $0.95, up 13% year-over-year, and non-GAAP EPS* of $1.31, up 19% year-over-year

CAMBRIDGE, Mass. – October 27, 2020 – Akamai (NASDAQ: AKAM), the intelligent edge platform for securing and delivering digital experiences, today reported financial results for the third quarter ended September 30, 2020.

“Our excellent third quarter results were driven by the continued strong performance of our security products and sustained high traffic levels on the Akamai Edge platform,” said Dr. Tom Leighton, Akamai's chief executive officer. “We’re proud of how Akamai continued to deliver fast, intelligent and secure online experiences for billions of users around the world as we support our customers during these unprecedented times.”

Akamai delivered the following financial results for the third quarter ended September 30, 2020:

Revenue: Revenue was $793 million, a 12% increase over third quarter 2019 revenue of $710 million and an 11% increase when adjusted for foreign exchange.*

Revenue by Division(1):

•Web Division revenue was $418 million, up 8% year-over-year and up 7% when adjusted for foreign exchange*
•Media and Carrier Division revenue was $375 million, up 16% year-over-year and when adjusted for foreign exchange*

Revenue from Cloud Security Solutions(2):

•Cloud Security Solutions revenue was $266 million, up 23% year-over-year and when adjusted for foreign exchange*

Revenue from Internet Platform Customers(3):

•Revenue from Internet Platform Customers was $51 million, up 15% year-over-year and when adjusted for foreign exchange*
•Revenue excluding Internet Platform Customers was $742 million, up 11% year-over-year and when adjusted for foreign exchange*

Revenue by Geography:

•U.S. revenue was $437 million, up 6% year-over-year
•International revenue was $355 million, up 20% year-over-year and up 18% when adjusted for foreign exchange*

Income from operations: GAAP income from operations was $181 million, a 26% increase from third quarter 2019. GAAP operating margin for the third quarter was 23%, up 3 percentage points from the same period last year.

Non-GAAP income from operations* was $251 million, a 20% increase from third quarter 2019. Non-GAAP operating margin* for the third quarter was 32%, up 3 percentage points from the same period last year.

Net income: GAAP net income was $159 million, a 15% increase from third quarter 2019. Non-GAAP net income* was $216 million, a 19% increase from third quarter 2019.

EPS: GAAP EPS was $0.95 per diluted share, a 13% increase from third quarter 2019 and a 12% increase when adjusted for foreign exchange.* Non-GAAP EPS was $1.31 per diluted share, a 19% increase from third quarter 2019 and an 18% increase when adjusted for foreign exchange.*

Adjusted EBITDA*: Adjusted EBITDA was $351 million, a 17% increase from third quarter 2019. Adjusted EBITDA margin* for the third quarter was 44%, up 2 percentage points from the same period last year.

Supplemental cash information: Cash from operations for the third quarter of 2020 was $402 million, or 51% of revenue. Cash, cash equivalents and marketable securities was $2.6 billion as of September 30, 2020.

Share repurchases: Akamai spent $13 million in the third quarter of 2020 to repurchase 0.1 million shares of its common stock at an average price of $109.99 per share. The Company had 163 million shares of common stock outstanding as of September 30, 2020.

*    See Use of Non-GAAP Financial Measures below for definitions

(1)    Revenue by Division – A customer-focused reporting view that reflects revenue from customers that are managed by the division

(2)    Revenue from Cloud Security Solutions – A product-focused reporting view that reflects revenue from Cloud Security Solutions separately from all other solution categories

(3)    Revenue from Internet Platform Customers – Revenue from large Internet platform companies: Amazon, Apple, Facebook, Google, Microsoft and Netflix

Quarterly Conference Call
Akamai will host a conference call today at 4:30 p.m. ET that can be accessed through 1-844-578-9671 (or 1-508-637-5655 for international calls) and using passcode 9551978. A live webcast of the call may be accessed at www.akamai.com in the Investor section. In addition, a replay of the call will be available for two weeks following the conference by calling 1-855-859-2056 (or 1-404-537-3406 for international calls) and using passcode 9551978. The archived webcast of this event may be accessed through the Akamai website.

About Akamai
Akamai secures and delivers digital experiences for the world’s largest companies. Akamai’s intelligent edge platform surrounds everything, from the enterprise to the cloud, so customers and their businesses can be fast, smart and secure. Top brands globally rely on Akamai to help them realize competitive advantage through agile solutions that extend the power of their multi-cloud architectures. Akamai keeps decisions, apps and experiences closer to users than anyone – and attacks and threats far away. Akamai’s portfolio of edge security, web and mobile performance, enterprise access and video delivery solutions is supported by unmatched customer service, analytics and 24/7/365 monitoring. To learn why the world’s top brands trust Akamai, visit www.akamai.com, blogs.akamai.com, or @Akamai on Twitter.

AKAMAI TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)	September 30, 2020	December 31, 2019
ASSETS
Current assets:
Cash and cash equivalents	$742,521	$393,745
Marketable securities	701,515	1,143,249
Accounts receivable, net	630,406	551,943
Prepaid expenses and other current assets	168,779	142,676
Total current assets	2,243,221	2,231,613
Marketable securities	1,110,058	835,384
Property and equipment, net	1,383,480	1,152,153
Operating lease right-of-use assets	745,089	758,450
Acquired intangible assets, net	184,478	179,431
Goodwill	1,598,919	1,600,265
Deferred income tax assets	97,801	76,528
Other assets	151,347	173,062
Total assets	$7,514,393	$7,006,886
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$114,850	$138,946
Accrued expenses	369,815	334,861
Deferred revenue	88,942	71,223
Operating lease liabilities	136,292	139,463
Other current liabilities	7,225	8,843
Total current liabilities	717,124	693,336
Deferred revenue	3,954	4,368
Deferred income tax liabilities	31,946	29,187
Convertible senior notes	1,889,743	1,839,791
Operating lease liabilities	682,623	692,181
Other liabilities	81,386	90,065
Total liabilities	3,406,776	3,348,928
Total stockholders' equity	4,107,617	3,657,958
Total liabilities and stockholders' equity	$7,514,393	$7,006,886

AKAMAI TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended			Nine Months Ended
(in thousands, except per share data)	September 30, 2020	June 30, 2020	September 30, 2019	September 30, 2020	September 30, 2019
Revenue	$792,845	$794,715	$709,912	$2,351,862	$2,121,494
Costs and operating expenses:
Cost of revenue(1) (2)	283,439	276,804	246,938	828,825	729,874
Research and development(1)	66,773	64,090	64,887	202,087	192,467
Sales and marketing(1)	122,749	123,469	122,258	370,004	383,640
General and administrative(1) (2)	128,365	129,709	123,216	385,435	366,167
Amortization of acquired intangible assets	10,340	10,381	9,624	31,155	28,871
Restructuring charge (benefit)	21	(167)	(300)	10,439	6,879
Total costs and operating expenses	611,687	604,286	566,623	1,827,945	1,707,898
Income from operations	181,158	190,429	143,289	523,917	413,596
Interest income	6,307	9,502	7,908	22,852	22,953
Interest expense	(17,324)	(17,249)	(12,127)	(51,778)	(32,689)
Other expense, net	(2,158)	(1,603)	(752)	(7,869)	(819)
Income before provision for income taxes	167,983	181,079	138,318	487,122	403,041
(Provision) benefit for income taxes	(8,801)	(18,671)	960	(41,764)	(42,718)
Loss from equity method investment	(559)	(493)	(1,388)	(1,674)	(1,388)
Net income	$158,623	$161,915	$137,890	$443,684	$358,935

Net income per share:
Basic	$0.97	$1.00	$0.85	$2.73	$2.20
Diluted	$0.95	$0.98	$0.84	$2.69	$2.18

Shares used in per share calculations:
Basic	162,757	162,413	162,445	162,387	163,029
Diluted	166,519	164,768	164,558	164,990	164,788

(1)    Includes stock-based compensation (see supplemental table for figures)
(2)     Includes depreciation and amortization (see supplemental table for figures)

AKAMAI TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	Three Months Ended			Nine Months Ended
(in thousands)	September 30, 2020	June 30, 2020	September 30, 2019	September 30, 2020	September 30, 2019
Cash flows from operating activities:
Net income	$158,623	$161,915	$137,890	$443,684	$358,935
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	118,893	115,580	110,604	350,681	324,874
Stock-based compensation	50,217	49,191	46,815	146,901	140,262
(Benefit) provision for deferred income taxes	(33,942)	14,282	(27)	(22,548)	24,581
Amortization of debt discount and issuance costs	15,747	15,677	11,133	47,057	30,761
Other non-cash reconciling items, net	1,480	2,752	2,598	16,284	3,778
Changes in operating assets and liabilities, net of effects of acquisitions:
Accounts receivable	20,107	(31,633)	(17)	(85,439)	(38,144)
Prepaid expenses and other current assets	(11,401)	455	11,624	(21,380)	(11,663)
Accounts payable and accrued expenses	97,220	(19,944)	23,348	49,818	(29,441)
Deferred revenue	(6,539)	(5,647)	(11,259)	14,803	16,714
Other current liabilities	(523)	(2,043)	(3,111)	(1,638)	(21,850)
Other non-current assets and liabilities	(7,909)	(1,894)	(32,213)	(14,316)	(22,643)
Net cash provided by operating activities	401,973	298,691	297,385	923,907	776,164
Cash flows from investing activities:
Cash received (paid) for business acquisitions, net of cash acquired	—	—	—	106	(121,409)
Cash paid for asset acquisition	—	—	—	(36,376)	—
Cash paid for equity method investment	—	—	—	—	(36,008)
Purchases of property and equipment and capitalization of internal-use software development costs	(228,759)	(120,239)	(152,633)	(564,427)	(428,411)
Purchases of short- and long-term marketable securities	(311,010)	(452,737)	(981,805)	(1,153,526)	(1,373,563)
Proceeds from sales and maturities of short- and long-term marketable securities	317,163	483,184	229,796	1,331,163	879,326
Other non-current assets and liabilities	(2,059)	155	(342)	(1,980)	1,895
Net cash used in investing activities	(224,665)	(89,637)	(904,984)	(425,040)	(1,078,170)

AKAMAI TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS, continued

	Three Months Ended			Nine Months Ended
(in thousands)	September 30, 2020	June 30, 2020	September 30, 2019	September 30, 2020	September 30, 2019
Cash flows from financing activities:
Proceeds from the issuance of convertible senior notes	—	—	1,135,629	—	1,135,629
Proceeds from the issuance of warrants	—	—	185,150	—	185,150
Purchase of note hedge related to convertible senior notes	—	—	(312,225)	—	(312,225)
Repayment of convertible senior notes	—	—	—	—	(690,000)
Proceeds from the issuance of common stock under stock plans	16,007	10,259	14,432	45,812	43,204
Employee taxes paid related to net share settlement of stock-based awards	(13,369)	(13,095)	(11,160)	(77,299)	(61,116)
Repurchases of common stock	(13,198)	(27,330)	(175,541)	(121,078)	(291,788)
Other non-current assets and liabilities	—	—	—	—	(1,558)
Net cash (used in) provided by financing activities	(10,560)	(30,166)	836,285	(152,565)	7,296
Effects of exchange rate changes on cash, cash equivalents and restricted cash	4,363	8,155	(5,328)	3,535	(2,650)
Net increase (decrease) in cash, cash equivalents and restricted cash	171,111	187,043	223,358	349,837	(297,360)
Cash, cash equivalents and restricted cash at beginning of period	572,872	385,829	516,269	394,146	1,036,987
Cash, cash equivalents and restricted cash at end of period	$743,983	$572,872	$739,627	$743,983	$739,627

AKAMAI TECHNOLOGIES, INC.
SUPPLEMENTAL REVENUE DATA – REVENUE BY DIVISION

	Three Months Ended			Nine Months Ended
(in thousands)	September 30, 2020	June 30, 2020	September 30, 2019	September 30, 2020	September 30, 2019
Web Division	$418,064	$404,342	$387,662	$1,228,401	$1,139,422
Media and Carrier Division	374,781	390,373	322,250	1,123,461	982,072
Total revenue	$792,845	$794,715	$709,912	$2,351,862	$2,121,494
Revenue growth rates year-over-year:
Web Division	8%	7%	9%	8%	8%
Media and Carrier Division	16	19	2	14	4
Total revenue	12%	13%	6%	11%	6%
Revenue growth rates year-over-year, adjusted for the impact of foreign exchange rates(2):
Web Division	7%	8%	10%	8%	10%
Media and Carrier Division	16	20	3	15	5
Total revenue	11%	14%	7%	11%	8%

AKAMAI TECHNOLOGIES, INC.
SUPPLEMENTAL REVENUE DATA – REVENUE FROM CLOUD SECURITY SOLUTIONS

	Three Months Ended			Nine Months Ended
(in thousands)	September 30, 2020	June 30, 2020	September 30, 2019	September 30, 2020	September 30, 2019
Cloud Security Solutions	$265,869	$259,316	$215,916	$765,485	$610,820
CDN and other solutions	526,976	535,399	493,996	1,586,377	1,510,674
Total revenue	$792,845	$794,715	$709,912	$2,351,862	$2,121,494
Revenue growth rates year-over-year:
Cloud Security Solutions	23%	27%	28%	25%	29%
CDN and other solutions	7	7	(1)	5	(1)
Total revenue	12%	13%	6%	11%	6%
Revenue growth rates year-over-year, adjusted for the impact of foreign exchange rates(2):
Cloud Security Solutions	23%	28%	29%	26%	31%
CDN and other solutions	6	8	(1)	5	—
Total revenue	11%	14%	7%	11%	8%

(1) As of January 1, 2020, Akamai reassigned some of its customers between the Media and Carrier Division and the Web Division and revised historical results in order to reflect the most recent categorization and to provide a comparable view for all periods presented. As the purchasing patterns and required account expertise of customers change over time, Akamai may reassign a customer's division from one to another.
(2) See Use of Non-GAAP Financial Measures below for a definition

AKAMAI TECHNOLOGIES, INC.
SUPPLEMENTAL REVENUE DATA – REVENUE FROM INTERNET PLATFORM CUSTOMERS

	Three Months Ended			Nine Months Ended
(in thousands)	September 30, 2020	June 30, 2020	September 30, 2019	September 30, 2020	September 30, 2019
Revenue from Internet Platform Customers	$50,618	$50,752	$44,156	$146,072	$137,501
Revenue excluding Internet Platform Customers	742,227	743,963	665,756	2,205,790	1,983,993
Total revenue	$792,845	$794,715	$709,912	$2,351,862	$2,121,494
Revenue growth rates year-over-year:
Revenue from Internet Platform Customers	15%	10%	2%	6%	5%
Revenue excluding Internet Platform Customers	11	13	6	11	6
Total revenue	12%	13%	6%	11%	6%
Revenue growth rates year-over-year, adjusted for the impact of foreign exchange rates(1):
Revenue from Internet Platform Customers	15%	10%	2%	6%	5%
Revenue excluding Internet Platform Customers	11	14	7	12	8
Total revenue	11%	14%	7%	11%	8%

AKAMAI TECHNOLOGIES, INC.
SUPPLEMENTAL REVENUE DATA – REVENUE BY GEOGRAPHY

	Three Months Ended			Nine Months Ended
(in thousands)	September 30, 2020	June 30, 2020	September 30, 2019	September 30, 2020	September 30, 2019
U.S.	$437,381	$443,668	$413,116	$1,309,979	$1,248,175
International	355,464	351,047	296,796	1,041,883	873,319
Total revenue	$792,845	$794,715	$709,912	$2,351,862	$2,121,494
Revenue growth rates year-over-year:
U.S.	6%	6%	—%	5%	—%
International	20	22	15	19	16
Total revenue	12%	13%	6%	11%	6%
Revenue growth rates year-over-year, adjusted for the impact of foreign exchange rates(1):
U.S.	6%	6%	—%	5%	—%
International	18	24	18	21	20
Total revenue	11%	14%	7%	11%	8%

(1) See Use of Non-GAAP Financial Measures below for a definition

AKAMAI TECHNOLOGIES, INC.
SUPPLEMENTAL OPERATING EXPENSE DATA

	Three Months Ended			Nine Months Ended
(in thousands)	September 30, 2020	June 30, 2020	September 30, 2019	September 30, 2020	September 30, 2019
General and administrative expenses:
Payroll and related costs	$50,159	$49,475	$47,892	$148,233	$145,248
Stock-based compensation	14,302	15,377	12,825	43,636	40,018
Depreciation and amortization	20,554	20,654	19,269	61,673	56,420
Facilities-related costs	25,099	23,898	21,413	73,669	63,478
(Benefit) provision for doubtful accounts	(1,627)	2,893	623	3,465	2,338
Acquisition-related costs	1,051	62	219	1,189	1,194
Legal settlements	—	275	—	275	—
License of patent	—	—	—	—	(8,855)
Professional fees and other expenses	18,827	17,075	20,975	53,295	66,326
Total general and administrative expenses	$128,365	$129,709	$123,216	$385,435	$366,167

General and administrative expenses–functional(1):
Global functions	$47,559	$46,818	$47,731	$142,243	$146,661
As a percentage of revenue	6%	6%	7%	6%	7%
Infrastructure	81,365	79,677	74,643	238,262	219,302
As a percentage of revenue	10%	10%	11%	10%	10%
Other	(559)	3,214	842	4,930	204
Total general and administrative expenses	$128,365	$129,709	$123,216	$385,435	$366,167
As a percentage of revenue	16%	16%	17%	16%	17%

Stock-based compensation:
Cost of revenue	$6,384	$6,254	$5,555	$18,374	$16,917
Research and development	12,722	11,549	12,842	36,336	36,943
Sales and marketing	16,809	16,011	15,593	48,555	46,384
General and administrative	14,302	15,377	12,825	43,636	40,018
Total stock-based compensation	$50,217	$49,191	$46,815	$146,901	$140,262

(1) Global functions expense includes payroll, stock-based compensation and other employee-related costs for administrative functions, including finance, purchasing, order entry, human resources, legal, information technology and executive personnel, as well as third-party professional service fees. Infrastructure expense includes payroll, stock-based compensation and other employee-related costs for our network infrastructure functions, as well as facility rent expense, depreciation and amortization of facility and IT-related assets, software and software-related costs, business insurance and taxes. Our network infrastructure function is responsible for network planning, sourcing, architecture evaluation and platform security. Other expense includes acquisition-related costs, allowance for doubtful accounts, the license of a patent, legal settlements and transformation costs.

AKAMAI TECHNOLOGIES, INC.
OTHER SUPPLEMENTAL DATA

	Three Months Ended			Nine Months Ended
(in thousands, except end of period statistics)	September 30, 2020	June 30, 2020	September 30, 2019	September 30, 2020	September 30, 2019
Depreciation and amortization:
Network-related depreciation	$42,991	$38,806	$31,840	$118,194	$91,402
Capitalized internal-use software development amortization	37,572	38,164	41,842	116,505	123,739
Other depreciation and amortization	20,081	20,193	18,843	60,293	55,124
Depreciation of property and equipment	100,644	97,163	92,525	294,992	270,265
Capitalized stock-based compensation amortization(1)	7,078	7,185	7,500	21,894	22,866
Capitalized interest expense amortization(1)	831	851	955	2,640	2,872
Amortization of acquired intangible assets	10,340	10,381	9,624	31,155	28,871
Total depreciation and amortization	$118,893	$115,580	$110,604	$350,681	$324,874

Capital expenditures, excluding stock-based compensation and interest expense(2)(3):
Purchases of property and equipment	$144,155	$142,310	$104,345	$371,264	$284,294
Capitalized internal-use software development costs	55,885	53,692	49,754	160,486	152,194
Total capital expenditures, excluding stock-based compensation and interest expense	$200,040	$196,002	$154,099	$531,750	$436,488

End of period statistics:
Number of employees	8,155	7,951	7,579

(1) Amortization of capitalized stock-based compensation and interest expense in this table excludes amortization of capitalized stock-based compensation and interest expense capitalized as part of the implementation of cloud-computing arrangements. However, the amounts are included in our total amortization of capitalized stock-based compensation and interest expense that is excluded from our non-GAAP measures (see reconciliations of GAAP to non-GAAP measures).
(2) Capital expenditures presented in this table are reported on an accrual basis, which differs from the cash-basis presentation in the statements of cash flows. The primary difference between the two is the change in purchases of property and equipment and capitalization of internal-use software development costs accrued for, but not paid, at period end.
(3) See Use of Non-GAAP Financial Measures below for a definition

AKAMAI TECHNOLOGIES, INC.
RECONCILIATION OF GAAP TO NON-GAAP INCOME FROM OPERATIONS AND NET INCOME

	Three Months Ended			Nine Months Ended
(in thousands)	September 30, 2020	June 30, 2020	September 30, 2019	September 30, 2020	September 30, 2019
Income from operations	$181,158	$190,429	$143,289	$523,917	$413,596
GAAP operating margin	23%	24%	20%	22%	19%
Amortization of acquired intangible assets	10,340	10,381	9,624	31,155	28,871
Stock-based compensation	50,217	49,191	46,815	146,901	140,262
Amortization of capitalized stock-based compensation and capitalized interest expense	7,913	8,038	8,455	24,540	25,738
Restructuring charge (benefit)	21	(167)	(300)	10,439	6,879
Acquisition-related costs	1,051	62	219	1,189	1,194
Legal settlements	—	275	—	275	—
Transformation costs	—	—	—	—	5,527
Operating adjustments	69,542	67,780	64,813	214,499	208,471
Non-GAAP income from operations	$250,700	$258,209	$208,102	$738,416	$622,067
Non-GAAP operating margin	32%	32%	29%	31%	29%

Net income	$158,623	$161,915	$137,890	$443,684	$358,935
Operating adjustments (from above)	69,542	67,780	64,813	214,499	208,471
Amortization of debt discount and issuance costs	15,747	15,677	11,133	47,057	30,761
Gain on investments	—	—	—	—	(440)
Loss from equity method investment	559	493	1,388	1,674	1,388
Income tax-effect of above non-GAAP adjustments and certain discrete tax items	(28,689)	(19,347)	(34,631)	(68,481)	(61,389)
Non-GAAP net income	$215,782	$226,518	$180,593	$638,433	$537,726

AKAMAI TECHNOLOGIES, INC.
RECONCILIATION OF GAAP TO NON-GAAP NET INCOME PER DILUTED SHARE

	Three Months Ended			Nine Months Ended
(in thousands, except per share data)	September 30, 2020	June 30, 2020	September 30, 2019	September 30, 2020	September 30, 2019
GAAP net income per diluted share	$0.95	$0.98	$0.84	$2.69	$2.18
Adjustments to net income:
Amortization of acquired intangible assets	0.06	0.06	0.06	0.19	0.18
Stock-based compensation	0.30	0.30	0.28	0.89	0.85
Amortization of capitalized stock-based compensation and capitalized interest expense	0.05	0.05	0.05	0.15	0.16
Restructuring charge (benefit)	—	—	—	0.06	0.04
Acquisition-related costs	0.01	—	—	0.01	0.01
Legal settlements	—	—	—	—	—
Transformation costs	—	—	—	—	0.03
Amortization of debt discount and issuance costs	0.09	0.10	0.07	0.29	0.19
Gain on investments	—	—	—	—	—
Loss from equity method investment	—	—	0.01	0.01	0.01
Income tax effect of above non-GAAP adjustments and certain discrete tax items	(0.17)	(0.12)	(0.21)	(0.42)	(0.37)
Adjustment for shares(1)	0.02	0.01	—	0.02	—
Non-GAAP net income per diluted share	$1.31	$1.38	$1.10	$3.89	$3.26

Shares used in GAAP diluted per share calculations	166,519	164,768	164,558	164,990	164,788
Impact of benefit from note hedge transactions(1)	(1,732)	(653)	—	(795)	—
Shares used in non-GAAP diluted per share calculations(1)	164,787	164,115	164,558	164,195	164,788

(1) Shares used in non-GAAP diluted per share calculations have been adjusted for the three and nine months ended September 30, 2020, for the benefit of Akamai's note hedge transactions. During the three months ended September 30, 2020, Akamai's average stock price was in excess of $95.10, which is the initial conversion price of Akamai's convertible senior notes due in 2025. See Use of Non-GAAP Financial Measures below for further definition.

AKAMAI TECHNOLOGIES, INC.
RECONCILIATION OF GAAP NET INCOME TO ADJUSTED EBITDA

	Three Months Ended			Nine Months Ended
(in thousands)	September 30, 2020	June 30, 2020	September 30, 2019	September 30, 2020	September 30, 2019
Net income	$158,623	$161,915	$137,890	$443,684	$358,935
Interest income	(6,307)	(9,502)	(7,908)	(22,852)	(22,953)
Provision (benefit) for income taxes	8,801	18,671	(960)	41,764	42,718
Depreciation and amortization	100,644	97,163	92,525	294,992	270,265
Amortization of capitalized stock-based compensation and capitalized interest expense	7,913	8,038	8,455	24,540	25,738
Amortization of acquired intangible assets	10,340	10,381	9,624	31,155	28,871
Stock-based compensation	50,217	49,191	46,815	146,901	140,262
Restructuring charge (benefit)	21	(167)	(300)	10,439	6,879
Acquisition-related costs	1,051	62	219	1,189	1,194
Legal settlements	—	275	—	275	—
Transformation costs	—	—	—	—	5,527
Interest expense	17,324	17,249	12,127	51,778	32,689
Gain on investments	—	—	—	—	(440)
Loss from equity method investment	559	493	1,388	1,674	1,388
Other expense, net	2,158	1,603	752	7,869	1,259
Adjusted EBITDA	$351,344	$355,372	$300,627	$1,033,408	$892,332
Adjusted EBITDA margin	44%	45%	42%	44%	42%

Use of Non-GAAP Financial Measures

In addition to providing financial measurements based on generally accepted accounting principles in the United States of America (GAAP), Akamai provides additional financial metrics that are not prepared in accordance with GAAP (non-GAAP). Management uses non-GAAP financial measures, in addition to GAAP financial measures, to understand and compare operating results across accounting periods, for financial and operational decision making, for planning and forecasting purposes, to measure executive compensation and to evaluate Akamai's financial performance. These non-GAAP financial measures are non-GAAP income from operations, non-GAAP operating margin, non-GAAP net income, non-GAAP net income per diluted share, Adjusted EBITDA, Adjusted EBITDA margin, capital expenditures and impact of foreign currency exchange rates, as discussed below.

Management believes that these non-GAAP financial measures reflect Akamai's ongoing business in a manner that allows for meaningful comparisons and analysis of trends in the business, as they facilitate comparison of financial results across accounting periods and to those of our peer companies. Management also believes that these non-GAAP financial measures enable investors to evaluate Akamai's operating results and future prospects in the same manner as management. These non-GAAP financial measures may exclude expenses and gains that may be unusual in nature, infrequent or not reflective of Akamai's ongoing operating results.

The non-GAAP financial measures do not replace the presentation of Akamai's GAAP financial results and should only be used as a supplement to, not as a substitute for, Akamai's financial results presented in accordance with GAAP. Akamai has provided a reconciliation of each non-GAAP financial measure used in its financial reporting and investor presentations to the most directly comparable GAAP financial measure. This reconciliation captioned “Reconciliation of GAAP to Non-GAAP Financial Measures” can be found on the Investor Relations section of Akamai's website.

The non-GAAP adjustments, and Akamai's basis for excluding them from non-GAAP financial measures, are outlined below:

•Amortization of acquired intangible assets – Akamai has incurred amortization of intangible assets, included in its GAAP financial statements, related to various acquisitions Akamai has made. The amount of an acquisition's purchase price allocated to intangible assets and term of its related amortization can vary significantly and is unique to each acquisition; therefore, Akamai excludes amortization of acquired intangible assets from its non-GAAP financial measures to provide investors with a consistent basis for comparing pre- and post-acquisition operating results.

•Stock-based compensation and amortization of capitalized stock-based compensation – Although stock-based compensation is an important aspect of the compensation paid to Akamai's employees, the grant date fair value varies based on the stock price at the time of grant, varying valuation methodologies, subjective assumptions and the variety of award types. This makes the comparison of Akamai's current financial results to previous and future periods difficult to interpret; therefore, Akamai believes it is useful to exclude stock-based compensation and amortization of capitalized stock-based compensation from its non-GAAP financial measures in order to highlight the performance of Akamai's core business and to be consistent with the way many investors evaluate its performance and compare its operating results to peer companies.

•Acquisition-related costs – Acquisition-related costs include transaction fees, advisory fees, due diligence costs and other direct costs associated with strategic activities. In addition, subsequent adjustments to Akamai's initial estimated amounts of contingent consideration and indemnification associated with specific acquisitions are included within acquisition-related costs. These amounts are impacted by the timing and size of the acquisitions. Akamai excludes acquisition-related costs from its non-GAAP financial measures to provide a useful comparison of Akamai's operating results to prior periods and to its peer companies because such amounts vary significantly based on the magnitude of the acquisition transactions and do not reflect Akamai's core operations.

•Restructuring charges – Akamai has incurred restructuring charges that are included in its GAAP financial statements, primarily related to workforce reductions and charges associated with exiting facility lease commitments. Akamai excludes these items from its non-GAAP financial measures when evaluating its continuing business performance as such items vary significantly based on the magnitude of the restructuring action and do not reflect expected future operating expenses. In addition, these charges do not necessarily provide meaningful insight into the fundamentals of current or past operations of its business.

•Amortization of debt discount and issuance costs and amortization of capitalized interest expense – In August 2019, Akamai issued $1,150 million of convertible senior notes due 2027 with a coupon interest rate of 0.375%. In May 2018, Akamai issued $1,150 million of convertible senior notes due 2025 with a coupon interest rate of 0.125%. In February

2014, Akamai issued $690 million of convertible senior notes due 2019 with a coupon interest rate of 0%. The imputed interest rates of these convertible senior notes were 3.10%, 4.26% and 3.20%, respectively. This is a result of the debt discounts recorded for the conversion features that are required to be separately accounted for as equity under GAAP, thereby reducing the carrying value of the convertible debt instruments. The debt discounts are amortized as interest expense together with the issuance costs of the debt. The interest expense excluded from Akamai's non-GAAP results is comprised of these non-cash components and is excluded from management's assessment of the company's operating performance because management believes the non-cash expense is not representative of ongoing operating performance.

•Gains and losses on investments – Akamai has recorded gains and losses from the disposition, changes to fair value and impairment of certain investments. Akamai believes excluding these amounts from its non-GAAP financial measures is useful to investors as the types of events giving rise to them are not representative of Akamai's core business operations and ongoing operating performance.

•Legal settlements – Akamai has incurred losses related to the settlement of legal matters. Akamai believes excluding these amounts from its non-GAAP financial measures is useful to investors as the types of events giving rise to them are not representative of Akamai's core business operations.

•Transformation costs – Akamai has incurred professional services fees associated with internal transformation programs designed to improve its operating margins and that are part of a planned program intended to significantly change the manner in which business in conducted. Akamai believes excluding these amounts from its non-GAAP financial measures is useful to investors as the types of events and activities giving rise to them occur infrequently and are not representative of Akamai's core business operations and ongoing operating performance.

•Income and losses from equity method investment – Akamai records income or losses on its share of earnings and losses of its equity method investment. Akamai excludes such income and losses because it lacks control over the operations of the investment and the related income and losses are not representative of its core business operations.

•Income tax effect of non-GAAP adjustments and certain discrete tax items – The non-GAAP adjustments described above are reported on a pre-tax basis. The income tax effect of non-GAAP adjustments is the difference between GAAP and non-GAAP income tax expense. Non-GAAP income tax expense is computed on non-GAAP pre-tax income (GAAP pre-tax income adjusted for non-GAAP adjustments) and excludes certain discrete tax items (such as recording or releasing of valuation allowances), if any. Akamai believes that applying the non-GAAP adjustments and their related income tax effect allows Akamai to highlight income attributable to its core operations.

Akamai's definitions of its non-GAAP financial measures are outlined below:

Non-GAAP income from operations – GAAP income from operations adjusted for the following items: amortization of acquired intangible assets; stock-based compensation; amortization of capitalized stock-based compensation; amortization of capitalized interest expense; acquisition-related costs; restructuring charges; gains and losses on legal settlements; transformation costs; and other non-recurring or unusual items that may arise from time to time.

Non-GAAP operating margin – Non-GAAP income from operations stated as a percentage of revenue.

Non-GAAP net income – GAAP net income adjusted for the following tax-affected items: amortization of acquired intangible assets; stock-based compensation; amortization of capitalized stock-based compensation; acquisition-related costs; restructuring charges; gains and losses on legal settlements; transformation costs; amortization of debt discount and issuance costs; amortization of capitalized interest expense; certain gains and losses on investments; income and losses from equity method investment; and other non-recurring or unusual items that may arise from time to time.

Non-GAAP net income per diluted share – Non-GAAP net income divided by weighted average diluted common shares outstanding. Diluted weighted average shares outstanding are adjusted in non-GAAP per share calculations for the shares that would be delivered to Akamai pursuant to the note hedge transactions entered into in connection with the issuances of $1,150 million of convertible senior notes due 2027 and 2025, respectively. Under GAAP, shares delivered under hedge transactions are not considered offsetting shares in the fully-diluted share calculation until they are delivered. However, the company would receive a benefit from the note hedge transactions and would not allow the dilution to occur, so management believes that adjusting for this benefit provides a meaningful view of operating performance. With respect to the convertible senior notes due in each of 2027 and 2025, unless Akamai's weighted average stock price is greater than $116.18 and $95.10, respectively, the initial conversion price, there will be no difference between GAAP and non-GAAP diluted weighted average common shares outstanding.

Adjusted EBITDA – GAAP net income excluding the following items: interest income; income taxes; depreciation and amortization of tangible and intangible assets; stock-based compensation; amortization of capitalized stock-based compensation; acquisition-related costs; restructuring charges; gains and losses on legal settlements; transformation costs; foreign exchange gains and losses; interest expense; amortization of capitalized interest expense; certain gains and losses on investments; income and losses on equity method investment; and other non-recurring or unusual items that may arise from time to time.

Adjusted EBITDA margin – Adjusted EBITDA stated as a percentage of revenue.

Capital expenditures, or capex, excluding stock-based compensation and interest expense – Purchases of property and equipment and capitalization of internal-use software development costs presented on an accrual basis, which differs from the cash-basis presentation included in the statements of cash flows. The primary difference between the two is the change in purchases of property and equipment and capitalization of internal-use software development costs accrued for, but not paid, at period end versus prior periods.

Impact of Foreign Currency Exchange Rate – Revenue and earnings from international operations have historically been an important contributor to Akamai's financial results. Consequently, Akamai's financial results have been impacted, and management expects they will continue to be impacted, by fluctuations in foreign currency exchange rates. For example, when the local currencies of our foreign subsidiaries weaken, our consolidated results stated in U.S. dollars are negatively impacted.

Because exchange rates are a meaningful factor in understanding period-to-period comparisons, management believes the presentation of the impact of foreign currency exchange rates on revenue and earnings enhances the understanding of our financial results and evaluation of performance in comparison to prior periods. The dollar impact of changes in foreign currency exchange rates presented is calculated by translating current period results using monthly average foreign currency exchange rates from the comparative period and comparing them to the reported amount. The percentage change at constant currency presented is calculated by comparing the prior period amounts as reported and the current period amounts translated using the same monthly average foreign currency exchange rates from the comparative period.

Akamai Statement Under the Private Securities Litigation Reform Act
This release and/or our quarterly earnings conference call scheduled for later today contain information about future expectations, plans and prospects of Akamai's management that constitute forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995, including statements about expected future financial performance. Actual results may differ materially from those indicated by these forward-looking statements as a result of various important factors including, but not limited to, inability to continue to generate cash at the same level as prior years; changes in geo-political conditions that impact our customers' use of our solutions; failure of our investments in innovation to generate solutions that are accepted in the market; inability to increase our revenue at the same rate as in the past and keep our expenses from increasing at a greater rate than our revenues; impact of the COVID-19 pandemic; delay in developing or failure to develop new service offerings or functionalities, and if developed, lack of market acceptance of such service offerings and functionalities or failure of such solutions to operate as expected, and other factors that are discussed in the Company's Annual Report on Form 10-K, quarterly reports on Form 10-Q, and other documents periodically filed with the SEC.

In addition, the statements in this press release and on such call represent Akamai's expectations and beliefs as of the date of this press release. Akamai anticipates that subsequent events and developments may cause these expectations and beliefs to change. However, while Akamai may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Akamai's expectations or beliefs as of any date subsequent to the date of this press release.